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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 4, 2003

                        Media and Entertainment.com, Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                000-32231                    52-2236253
 (State or other jurisdiction    (Commission                  (IRS Employer
       of incorporation)          File Number)               Identification No.)

 10120 S. Eastern Avenue, Suite 200, Las Vegas, NV                 89052
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (702) 492-1282

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On September 4, 2003, Media and Entertainment.com, Inc. issued a press release announcing a Stock Purchase Agreement with Winsonic Holdings, Ltd. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated by reference.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 99.1-- Media and Entertainment.com, Inc., Press Release, issued September 4, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MEDIA AND ENTERTAINMENT.COM, INC.
                                             (Registrant)


Date: September 4, 2003                    By:     Winston Johnson
                                                     Chief Executive Officer

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